                                                                   EXHIBIT 10.27
                                           *** TEXT OMITTED AND FILED SEPARATELY
                                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R.
                                               SECTIONS 200.80(b)(4) AND 230.406

                                 [STELLAR LOGO]




J. Cesar Casas
Global Supply Chain Leader
GE Asset Intelligence, LLC

Oct. 10, 2006


Dear Cesar,

This letter agreement sets forth the terms upon which Stellar Satellite Communications Ltd. ("Stellar") agrees to sell, and GE Asset Intelligence, LLC ("GE") agrees to purchase, 412,000 satellite communicators during the period of August 1, 2006 through December 31, 2009. We look forward to working with you on a clear base and promising future.

I.       Volumes and Prices:

The non-cancelable volumes, unit modem prices and additional volumes for the specified models of satellite communicators for each year (or portion of a year) covered by this agreement are set forth on Schedule A.

II.      Contract Clauses:

     o   Volume commitment = 412,000/3.4 yrs.

     o 2006 remaining volume is set at 3,500 units per month from October to December totaling 10,500 units where 7,500 units out of the 18,000 above have already been shipped in August and September.

     o Non-cancelable minimum commitment totaling 270,000 per the annual schedule set forth on Schedule A.

     o Total contract = $57,055,000, subject to adjustment as described in this letter agreement.

     o GE will deliver specifications of the distribution box and approval for the DS301 specifications at the earliest time possible.

     o Stellar to deliver a proposal for expediting availability for the DS301 within 30 days of GE's written approval of the specifications and availability of distribution box specifications.

     o Price does not include the [***] or NRE to design it. Stellar stands ready to quote once specifications are available. Parties agree to address within 3 months after signing of this letter of agreement and when the full cost of the product is ascertained the matter of cost reduction as related to the DS301 product.

     o Stellar will develop a dual mode (GPRS/GSM plus satellite) capable device/system based on the DS300 for commercial release by March 31, 2007. Stellar will provide development units for testing and software integration by 2/1/07. Stellar will cover the hardware development costs for this dual mode unit.

     o Stellar will appoint a dedicated project manager in Europe by November 1, 2006 to assist with the development of any devices in Europe.

     o GE is free to substitute and select any commercial product, including the dual mode unit (DS400 and DS401), that Stellar has introduced to the market, provided the parties have reached an agreement on price. Any such selection will count against the 270,000 unit - 3.4 year non-cancelable commitment. Stellar is free to substitute any equivalent or improved product (including the DS 301) during any period set forth on Schedule A at prices that are agreed to in writing by both parties.

     o   Payment terms: [***]

     o Frozen schedule - 6 weeks. GE will not change shipment schedule inside a 6 week planning horizon.

     o During the term of the commitment, GE will receive best nations global prices on any Stellar commercial products.

     o Product price includes a 4 year warranty. 5 year warranty is desired by GE. Stellar expects to be able to offer the extended warranty for nominal fee once agreement with Delphi has been reached.

     o The agreements and pending items below need to be closed within 5 days after execution of this letter agreement:

         1. Swap ST2500 units for DS300 units on a one for one basis. Approximate ST2500 inventory at Derby: 3,000 units. Swapped units will not count against the minimum volume commitment set forth on Schedule A. ST2500 units to be swapped are new and never been installed but may be programmed at Derby for potential use. Exact swap figure will also depend on the make up of ST2500 units at Derby, once available from GE.

         2.   All previous POs are now completed or cancelled.

         3. Rebate on 50,000 DS300 units already delivered to Derby on GE PO # 0500079 (dated 02-28-2006) for 50,000 DS300 units in the aggregate amount of $[***] is to be paid within 3 days after signing of this letter agreement.

III.     DS301 Specifications and Features:

     DS301 Customer Technical Spec (CTS) previously delivered to GE are hereby approved by both parties. The parties recognize that GE has requested additional features to be included in the DS301 which will require additional time to research. Stellar will deliver to GE an assessment and proposal on the impact of implementing the additional features (including cost and schedule) within 30 days from signing of this letter agreement. Should the parties fail to reach an agreement on these additional features, then the remaining portions of this letter agreement will remain in full force and effect.

IV.      Early Termination and License:

         a. Either party may terminate this letter agreement without obligation (other than obligations already incurred with respect to product shipped prior to notice of termination or as described below in clause c of this Section IV), by written notice to the other, if:

              i. GE, or a parent company with respect to GE, closes the Asset Intelligence business and permanently cease selling telematics products and services; or


             ii. The Cooperation Agreement between Stellar, ORBCOMM Inc., and Delphi Corporation with respect to the development and manufacture of Stellar's satellite modem products is terminated and not replaced by an agreement on similar subject matter between the same or related parties.

         b. GE may terminate this letter agreement without obligation (other than obligations already incurred for product shipped prior to notice of termination) by written notice to Stellar if


                                       2

                     Stellar Satellite Communications Ltd.

                          PROPRIETARY AND CONFIDENTIAL

              ORBCOMM, LLC, after any applicable notice and cure period continues to be in default by reason of failure to meet its obligations under Section 7 and Exhibit D of the International Value Added Reseller Agreement between ORBCOMM, LLC, and GE, as in effect from time to time.

         c. If the Cooperation Agreement between Stellar, ORBCOMM Inc., and Delphi Corporation with respect to the development and manufacture of Stellar's satellite modem products is terminated and not replaced by an agreement on similar subject matter between the same or related parties and Stellar is unable to fulfill its agreement hereunder to deliver modems to GE for a period of 120 days or more, then Stellar will license to GE on a non-exclusive, royalty-free basis its rights (to the full extent Stellar has the right to license such rights without any payment or accommodation to any third party) to manufacture the commercial products covered by this letter agreement to the full extent of the volume commitments described herein.

         PLEASE INDICATE YOUR AGREEMENT TO THE TERMS HEREOF BY SIGNING BELOW.


                                        Sincerely,


                                        Stellar Satellite Communications Ltd.

                                        By: /s/ Zvi Huber
                                            ---------------------------------
                                            Name:  Zvi Huber
                                            Title: General Manager


Agreed and accepted this 10th day of October, 2006:



GE Asset Intelligence, LLC

By: /s/ Thomas Konditi
    ----------------------------------------
Name:  Thomas Konditi
Title: President and Chief Executive Officer




                                       3

                     Stellar Satellite Communications Ltd.

                          PROPRIETARY AND CONFIDENTIAL

                                                                      Schedule A



                                        VOLUMES AND PRICES
                     ---------------------------------------------------------- -------------------------- ------------
                                             [***]                                        [***]
       MODEL                                                                                                 TOTAL
----------------------------------------------------------------------------------------------------------   VOLUME
      YEAR            2006        2007        08 Q1-Q2          2009             08 Q3-Q4      2009
---------------------------------------------------------------------------------------------------------- ------------
Non Cancelable       [***]       [***]       [***]             [***]            [***]         [***]          270,000
volume
----------------------------------------------------------------------------------------------------------
Unit Modem Price     [***]       [***]       [***]             [***]            [***]         [***]
---------------------------------------------------------------------------------------------------------- ------------
Additional Volume    [***]       [***]       [***]             [***]            [***]         [***]          142,000
---------------------------------------------------------------------------------------------------------- ------------
       TOTAL         [***]       [***]       [***]             [***]            [***]         [***]          412,000
---------------------------------------------------------------------------------------------------------- ------------